Exhibit 99.1

Contacts:

Media	Investors

Monica Kendrick	Robert J. Marshall Jr.

574-372-4989	574-371-8042

monica.kendrick@zimmer.com	robert.marshall@zimmer.com

Zimmer Holdings, Inc. Reports Second Quarter 2013 Financial Results

•	Net Sales of $1.17 billion represent an increase of 4.0% reported over the prior year period (an increase of 5.5% constant currency)

•	Diluted EPS for the second quarter were $0.89 reported, a decrease of 27.0% from the prior year period, and $1.43 adjusted, an increase of 6.7% over the prior year period

•	Company updates full year sales and earnings guidance

(WARSAW, IN) July 25, 2013—Zimmer Holdings, Inc. (NYSE and SIX: ZMH) today reported financial results for the quarter ended June 30, 2013. The Company reported second quarter net sales of $1.17 billion, an increase of 4.0% reported and an increase of 5.5% constant currency over the second quarter of 2012. Diluted earnings per share for the quarter were $0.89 reported and $1.43 adjusted, an increase of 6.7% adjusted over the prior year period.

“In the second quarter, Zimmer delivered strong sales results, driven by our innovative new product offerings and growth in key geographies,” said David Dvorak, Zimmer President and CEO. “We are confident that the Company will sustain this accelerated top line performance in the second half of the year. Through disciplined capital deployment and our commitment to operational excellence, we will remain focused on creating value for our stockholders.”

Net earnings for the second quarter were $152.1 million on a reported basis and $243.4 million on an adjusted basis, an increase of 3.3% adjusted over the prior year period. Operating cash flow for the second quarter was $189.7 million.

In the second quarter, the Company recorded an additional $47.0 million provision before taxes for known and anticipated worldwide claims related to the Durom® Acetabular Component. Adjusted second quarter 2013 figures in this release exclude the impact of this provision.

On May 2, 2013, Zimmer announced the acquisition of U.S.-based Knee Creations, LLC, which has expanded the Company’s knee treatment offerings with the addition of a proprietary new joint preservation procedure, Subchondroplasty®. Additionally, on June 4, 2013, the Company announced the acquisition of Germany-based NORMED Medizin-Technik GmbH. The acquisition of NORMED’s portfolio has expanded Zimmer’s Extremities and Trauma offerings, while strengthening the Company’s product development capabilities in the rapidly growing foot and ankle and hand and wrist segments.

During the quarter, the Company utilized $68.8 million of cash to acquire 0.88 million shares. At the end of the second quarter, $553.9 million of share repurchase authorization remained available under the current program, which expires on December 31, 2014. The Company also declared cash dividends of $33.6 million on its outstanding shares in the second quarter.

Guidance

The Company updated its full-year revenue and EPS guidance for 2013. Full-year revenues for 2013 are now expected to increase between 4.0% and 5.0% on a constant currency basis from 2012. Previously, the Company had estimated full-year revenues would increase between 2.5% and 4.5% constant currency. The Company now estimates that foreign currency translation will decrease revenues by approximately 2.0% for the full year 2013, resulting in reported revenue growth between 2.0% and 3.0%. Previously, the Company had estimated foreign currency translation would decrease revenues by approximately 1.5%.

The Company now projects full-year 2013 diluted earnings per share to be in a range of $4.70 to $4.80 on a reported basis and $5.70 to $5.80 on an adjusted basis. Prior guidance for full-year 2013 reported and adjusted diluted earnings per share was $5.05 to $5.25 and $5.65 to $5.85, respectively. This updated guidance reflects estimated charges for inventory step-up and other inventory and manufacturing related charges, certain claims and special items of $250 million on a pre-tax basis, or approximately $1.00 per diluted share, on an after-tax basis. Prior guidance reflected an estimate of $135 million, on a pre-tax basis, for these items.

Conference Call

The Company will conduct its second quarter 2013 investor conference call today, July 25, 2013, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.

Individuals who wish to dial into the conference call may do so at (888) 878-3901. International callers should dial (706) 634-9520. Either Conference ID 10637997 or 10641438 may be used to access the call. A digital recording will be available two hours after the completion of the conference call from July 25, 2013, to August 25, 2013. To access the recording, US/Canada callers should dial (855) 859-2056 or (800) 585-8367, or for International callers, dial (404) 537-3406, and enter the conference ID 10637997.

Sales Tables

The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and six months on both a reported and constant currency basis.

NET SALES - THREE MONTHS ENDED JUNE 30, 2013

(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Change	% Change
Geographic Segments
Americas	$660	7%	8%
Europe	307	1	—
Asia Pacific	202	(2)	7

Total	1,169	4	6

Product Categories
Reconstructive
Americas	476	5	5
Europe	240	—	—
Asia Pacific	152	(1)	7

Total	868	2	4

Knees
Americas	282	5	5
Europe	118	1	—
Asia Pacific	81	3	10

Total	481	4	5

Hips
Americas	157	3	3
Europe	113	(2)	(2)
Asia Pacific	68	(6)	4

Total	338	—	2

Extremities	49	14	15

Dental	61	—	(1)

Trauma	74	—	3

Spine	54	3	4

Surgical and other	112	24	28

Certain product sales have been reclassified from the Surgical and other category to Knees. Prior year amounts have been reclassified to conform to the 2013 presentation. Further information is available at www.investor.zimmer.com.

NET SALES - SIX MONTHS ENDED JUNE 30, 2013

(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Change	% Change
Geographic Segments
Americas	$1,295	4%	4%
Europe	615	1	1
Asia Pacific	398	(3)	5

Total	2,308	2	3

Product Categories
Reconstructive
Americas	941	2	2
Europe	482	—	—
Asia Pacific	295	(4)	3

Total	1,718	—	2

Knees
Americas	557	1	1
Europe	240	2	2
Asia Pacific	155	1	7

Total	952	1	2

Hips
Americas	309	1	1
Europe	225	(2)	(2)
Asia Pacific	135	(9)	(1)

Total	669	(2)	—

Extremities	97	10	11

Dental	121	—	(1)

Trauma	156	4	7

Spine	102	(3)	(3)

Surgical and other	211	19	22

Certain product sales have been reclassified from the Surgical and other category to Knees. Prior year amounts have been reclassified to conform to the 2013 presentation. Further information is available at www.investor.zimmer.com.

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2012 sales were approximately $4.5 billion. The Company is supported by the efforts of more than 9,000 employees worldwide.

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Website Information

We routinely post important information for investors on our website, www.zimmer.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Note on Non-GAAP Financial Measures

As used in this press release, the term “adjusted” refers to operating performance measures that exclude inventory step-up and other inventory and manufacturing related charges, certain claims and special items. Included in special items are acquisition and integration costs and asset impairment charges related to prior acquisitions as well as employee termination benefits, consulting and professional fees, certain litigation matters, dedicated personnel expenses, certain contract terminations and asset impairment charges connected with global restructuring and operational excellence initiatives. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.

Zimmer Safe Harbor Statement

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, the success of our quality and operational improvement initiatives; price and product competition; changes in customer demand for our products and services caused by demographic changes or other factors; the impact of healthcare reform measures, including the impact of the new U.S. excise tax on medical devices, reductions in reimbursement levels by third-party payors and cost containment efforts of healthcare purchasing organizations; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; our ability to obtain and maintain adequate intellectual property protection; our ability to successfully integrate acquired businesses; our ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration (FDA) and foreign government regulators, such as more stringent requirements for regulatory clearance of our products; our ability to remediate matters identified in any inspectional observations or warning letters issued by the FDA; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; our ability to retain the independent agents and distributors who market our products; our dependence on a limited number of suppliers for key raw materials and outsourced activities; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing financial crisis on countries in the Euro zone on our ability to collect accounts receivable in affected countries. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

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ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE THREE MONTHS ENDED JUNE 30, 2013 and 2012

(in millions, except per share amounts, unaudited)

	2013	2012
Net Sales	$1,169.5	$1,125.0
Cost of products sold	323.6	281.9

Gross Profit	845.9	843.1

Research and development	54.9	57.2
Selling, general and administrative	458.0	453.3
Certain claims	47.0	—
Special items	75.6	30.7

Operating expenses	635.5	541.2

Operating Profit	210.4	301.9
Interest income	3.9	3.8
Interest expense	(18.3)	(18.1)

Earnings before income taxes	196.0	287.6
Provision for income taxes	44.3	73.6

Net earnings	151.7	214.0
Less: Net loss attributable to noncontrolling interest	(0.4)	(0.5)

Net Earnings of Zimmer Holdings, Inc.	$152.1	$214.5

Earnings Per Common Share
Basic	$0.90	$1.22
Diluted	$0.89	$1.22

Weighted Average Common Shares Outstanding
Basic	168.8	175.2
Diluted	170.7	176.2

Cash dividends declared per common share	$0.20	$0.18

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF EARNINGS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 and 2012

(in millions, except per share amounts, unaudited)

	2013	2012
Net Sales	$2,308.4	$2,265.7
Cost of products sold	616.5	570.6

Gross Profit	1,691.9	1,695.1

Research and development	108.4	116.8
Selling, general and administrative	918.8	916.6
Certain claims	47.0	—
Special items	109.1	64.2

Operating expenses	1,183.3	1,097.6

Operating Profit	508.6	597.5
Interest income	7.6	6.9
Interest expense	(36.5)	(35.7)

Earnings before income taxes	479.7	568.7
Provision for income taxes	110.0	145.8

Net earnings	369.7	422.9
Less: Net loss attributable to noncontrolling interest	(1.0)	(1.2)

Net Earnings of Zimmer Holdings, Inc.	$370.7	$424.1

Earnings Per Common Share
Basic	$2.20	$2.41
Diluted	$2.17	$2.39

Weighted Average Common Shares Outstanding
Basic	168.8	176.3
Diluted	170.7	177.3

Cash dividends declared per common share	$0.40	$0.18

ZIMMER HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions, unaudited)

	June 30,	December 31,
	2013	2012
Assets
Current Assets:
Cash and cash equivalents	$709.9	$884.3
Short-term investments	525.9	671.6
Receivables, net	942.5	884.6
Inventories	1,052.9	995.3
Other current assets	360.5	272.9

Total current assets	3,591.7	3,708.7

Property, plant and equipment, net	1,225.2	1,210.7
Goodwill	2,577.4	2,571.8
Intangible assets, net	719.0	740.7
Other assets	984.1	780.5

Total Assets	$9,097.4	$9,012.4

Liabilities and Stockholders’ Equity

Current liabilities	$804.3	$765.9
Short-term debt	—	100.1
Other long-term liabilities	715.4	559.3
Long-term debt	1,688.1	1,720.8
Stockholders’ equity	5,889.6	5,866.3

Total Liabilities and Stockholders’ Equity	$9,097.4	$9,012.4

ZIMMER HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 and 2012

(in millions, unaudited)

	2013	2012
Cash flows provided by (used in) operating activities
Net earnings	$369.7	$422.9
Depreciation and amortization	176.5	190.2
Share-based compensation	26.2	27.8
Income tax benefits from employee stock compensation plans	21.8	7.3
Excess income tax benefits from employee stock compensation plans	(5.1)	(1.4)
Inventory step-up	2.4	2.0
Changes in operating assets and liabilities, net of acquired assets and liabilities
Income taxes	(47.8)	10.6
Receivables	(90.0)	(86.9)
Inventories	(86.2)	(29.7)
Accounts payable and accrued expenses	8.8	(15.7)
Other assets and liabilities	(6.1)	(88.2)

Net cash provided by operating activities	370.2	438.9

Cash flows provided by (used in) investing activities
Additions to instruments	(116.3)	(68.3)
Additions to other property, plant and equipment	(40.3)	(44.3)
Purchases of investments	(366.0)	(537.5)
Sales of investments	475.4	422.7
Investments in other assets	(74.4)	(54.7)

Net cash provided by (used in) investing activities	(121.6)	(282.1)

Cash flows provided by (used in) financing activities
Net payments under revolving credit facilities	(100.1)	(145.7)
Proceeds from term loans	—	147.3
Dividends paid to stockholders	(64.5)	(31.7)
Proceeds from employee stock compensation plans	216.7	18.0
Excess income tax benefits from employee stock compensation plans	5.1	1.4
Debt issuance costs	—	(3.3)
Purchase of additional shares from noncontrolling interest	(1.8)	—
Repurchase of common stock	(460.8)	(248.1)

Net cash used in financing activities	(405.4)	(262.1)

Effect of exchange rates on cash and cash equivalents	(17.6)	(12.0)

Decrease in cash and cash equivalents	(174.4)	(117.3)
Cash and cash equivalents, beginning of period	884.3	768.3

Cash and cash equivalents, end of period	$709.9	$651.0

ZIMMER HOLDINGS, INC.

NET SALES BY GEOGRAPHIC SEGMENT

FOR THE THREE and SIX MONTHS ENDED JUNE 30, 2013 and 2012

(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Inc/(Dec)	2013	2012	% Inc/(Dec)
Americas	$660.1	$614.3	7%	$1,294.8	$1,248.7	4%
Europe	307.5	305.2	1	615.0	606.0	1
Asia Pacific	201.9	205.5	(2)	398.6	411.0	(3)

Total	$1,169.5	$1,125.0	4	$2,308.4	$2,265.7	2

ZIMMER HOLDINGS, INC.

NET SALES BY PRODUCT CATEGORY

FOR THE THREE and SIX MONTHS ENDED JUNE 30, 2013 and 2012

(in millions, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	% Inc/(Dec)	2013	2012	% Inc/(Dec)
Reconstructive
Knees	$481.0	$464.6	4%	$952.0	$939.2	1%
Hips	338.4	340.0	—	669.2	684.5	(2)
Extremities	48.6	42.5	14	96.4	87.3	10

	868.0	847.1	2	1,717.6	1,711.0	—

Dental	61.4	61.5	—	121.1	121.7	—
Trauma	74.1	73.9	—	156.1	149.4	4
Spine	54.2	52.4	3	101.9	105.6	(3)
Surgical and other	111.8	90.1	24	211.7	178.0	19

Total	$1,169.5	$1,125.0	4	$2,308.4	$2,265.7	2

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Three Months Ended
	June 30, 2013
		Foreign	Constant
	Reported	Exchange	Currency
	% Change	Impact	% Change
Geographic Segments
Americas	7%	(1)%	8%
Europe	1	1	—
Asia Pacific	(2)	(9)	7
Total	4	(2)	6

Product Categories
Reconstructive
Americas	5	—	5
Europe	—	—	—
Asia Pacific	(1)	(8)	7
Total	2	(2)	4

Knees
Americas	5	—	5
Europe	1	1	—
Asia Pacific	3	(7)	10
Total	4	(1)	5

Hips
Americas	3	—	3
Europe	(2)	—	(2)
Asia Pacific	(6)	(10)	4
Total	—	(2)	2

Extremities	14	(1)	15

Dental	—	1	(1)

Trauma	—	(3)	3

Spine	3	(1)	4

Surgical and other	24	(4)	28

ZIMMER HOLDINGS, INC.

RECONCILIATION OF REPORTED % GROWTH TO

CONSTANT CURRENCY % GROWTH

(unaudited)

	For the Six Months Ended
	June 30, 2013
		Foreign	Constant
	Reported	Exchange	Currency
	% Change	Impact	% Change
Geographic Segments
Americas	4%	—%	4%
Europe	1	—	1
Asia Pacific	(3)	(8)	5
Total	2	(1)	3

Product Categories
Reconstructive
Americas	2	—	2
Europe	—	—	—
Asia Pacific	(4)	(7)	3
Total	—	(2)	2

Knees
Americas	1	—	1
Europe	2	—	2
Asia Pacific	1	(6)	7
Total	1	(1)	2

Hips
Americas	1	—	1
Europe	(2)	—	(2)
Asia Pacific	(9)	(8)	(1)
Total	(2)	(2)	—

Extremities	10	(1)	11

Dental	—	1	(1)

Trauma	4	(3)	7

Spine	(3)	—	(3)

Surgical and other	19	(3)	22

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Three Months Ended June 30, 2013 and 2012

(in millions, unaudited)

	Three Months
	Ended June 30,
	2013	2012
Net Earnings of Zimmer Holdings, Inc.	$152.1	$214.5
Inventory step-up and other inventory and manufacturing related charges	11.7	1.0
Certain claims	47.0	—
Special items	75.6	30.7
Taxes on above items*	(43.0)	(10.6)

Adjusted Net Earnings	$243.4	$235.6

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Net Earnings and Adjusted Net Earnings

For the Six Months Ended June 30, 2013 and 2012

(in millions, unaudited)

	Six Months
	Ended June 30,
	2013	2012
Net Earnings of Zimmer Holdings, Inc.	$370.7	$424.1
Inventory step-up and other inventory and manufacturing related charges	13.9	2.0
Certain claims	47.0	—
Special items	109.1	64.2
Taxes on above items*	(56.5)	(23.4)

Adjusted Net Earnings	$484.2	$466.9

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Three Months Ended June 30, 2013 and 2012

(unaudited)

	Three Months
	Ended June 30,
	2013	2012
Diluted EPS	$0.89	$1.22
Inventory step-up and other inventory and manufacturing related charges	0.07	0.01
Certain claims	0.28	—
Special items	0.44	0.17
Taxes on above items*	(0.25)	(0.06)

Adjusted Diluted EPS	$1.43	$1.34

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of Diluted EPS and Adjusted Diluted EPS

For the Six Months Ended June 30, 2013 and 2012

(unaudited)

	Six Months
	Ended June 30,
	2013	2012
Diluted EPS	$2.17	$2.39
Inventory step-up and other inventory and manufacturing related charges	0.08	0.01
Certain claims	0.28	—
Special items	0.64	0.36
Taxes on above items*	(0.33)	(0.13)

Adjusted Diluted EPS	$2.84	$2.63

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred.

ZIMMER HOLDINGS, INC.

Reconciliation of 2013 Projected Diluted EPS

and Projected Adjusted Diluted EPS

(unaudited)

	Low	High
Projected Year Ended December 31, 2013:
Diluted EPS	4.70	4.80
Inventory step-up and other inventory and manufacturing related charges and special items	1.16	1.16
Certain claims	0.28	0.28
Taxes on above items	(0.44)	(0.44)

Adjusted Diluted EPS	$5.70	$5.80

*	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items have been or are projected to be incurred.